UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2022

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 18th Avenue South, Suite A Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report, other than purely historical information, including statements relating to the acquisition of the Champion Entities (as described in Item 1.01 below) by the Registrant and any statements relating to the Registrant’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include those relating to the closing of the acquisition under the Champion Purchase Agreement (as described in Item 2.01 below). The forward-looking statements contained in this filing are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties, including the Registrant’s ability to efficiently integrate Champion Safe’s operations into its own. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Registrant’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Registrant’s public filings with the SEC from time to time, including the Registrant’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q. The Registrant’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Registrant expressly disclaims any intent or obligation to update or revise publicly these forward-looking information or statements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported by American Rebel Holdings, Inc. (the “Company” or “American Rebel”), on June 29, 2022, the Company entered into a stock and membership interest purchase agreement with Champion Safe Co., Inc. (“Champion Safe”), Superior Safe, LLC (“Superior Safe”), Safe Guard Security Products, LLC (“Safe Guard”), Champion Safe De Mexico, S.A. de C.V. (“Champion Safe Mexico” and, together with Champion Safe, Superior Safe, and Safe Guard, collectively, the “Champion Entities”) and Ray Crosby (“Seller”) (the “Champion Purchase Agreement”), pursuant to which the Company agreed to acquire all of the issued and outstanding capital stock and membership interests of the Champion Entities from the Seller.

The closing of the acquisition occurred on July 29, 2022. Under the terms of the Champion Purchase Agreement, the Company paid the Seller (i) cash consideration in the amount of $9,150,000, (ii) cash deposits in the amount of $350,000, and (iii) reimbursed Seller for $345,539.47 of agreed upon acquisitions and equipment purchases completed by Seller since June 30, 2021.

EF Hutton, a division of Benchmark Investments, LLC, acted as the financial advisor for the Company in connection with the acquisition.

The terms and conditions of the Champion Purchase Agreement have been previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2022, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of the Champion Entities as of December 31, 2021 and 2020 and the audited consolidated statements of operations, and consolidated statements of cash flows for the years ended December 31, 2021 and 2020, and the related notes to the financial statements, were previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2022.

The unaudited consolidated balance sheets of the Champion Entities as of March 31, 2022 and December 31, 2021 and the unaudited consolidated statements of operations, and consolidated statements of cash flows for the three months ended March 31, 2022 and 2021, and the related notes to the financial statements, were previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2022.

(b)	Unaudited Pro Forma Condensed Combined Financial Information.

The unaudited pro forma condensed combined financial information (giving effect to the acquisition by the Company of the Champion Entities) as of and for the three months ended March 31, 2022, and the year ended December 31, 2021, and the related notes thereto, were previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2022.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: August 4, 2022	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer